ADVANCED SERIES TRUST

Supplement dated October 21, 2013 to the
Prospectus of Advanced Series Trust, dated April 29, 2013, as amended June 28, 2013

This supplement should be read in conjunction with your Advanced Series Trust (“AST”) prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

Each business day, each Portfolios’ current net asset value per share is transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

 ASTSUP15